UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2022

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

1a.      Effective April 21, 2022, the Company completed the sale of an aggregate of CDN$500,000 of its Units at a purchase price of CDN$.08 per Unit for a total of 6,250,000 Units. Each Unit consisted of one (1) share of Common Stock and one (1) common stock purchase warrant (“Warrant”) exercisable for three years to purchase one additional share of Common Stock at a price of CDN $0.15 per share. The transaction was part of the Company’s unregistered private offering of up to CDN $500,000 in Units at a price of $0.08 per Unit.

b.       The Units sold under 1(a) above were issued pursuant to concurrent offerings under Regulation D and Regulation S under the Securities Act of 1933, as amended. In connection with the Regulation D offering, the Company sold securities to two (2) US Persons and one (1) entity, each of whom qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933. The Units, including the shares of Common Stock and Warrants issued are “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.       The Company paid finders’ fees in the amount of CDN $5,600 in connection with the sale of the Units. The finder is also entitled to 7% warrants based on the number of Units sold.

d.       The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Regulation D or Regulation S.

e.       Each Warrant sold as part of the Units is exercisable for three (3) years to purchase one additional share of Common Stock at an exercise price of CDN $0.15 per share.

f.       Proceeds of the Offering will be used for working capital and other general corporate purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: May 3, 2021	By: /s/ John C. Power
John C. Power, President

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